Exhibit 10.2

SUBORDINATION AGREEMENT

THIS SUBORDINATION AGREEMENT executed effective as of the 18th day of February, 2005, by, between and among SHANK C&E INVESTMENTS, LLC, a Delaware limited liability company ("Loan Holder"), WACHOVIA BANK, NATIONAL ASSOCIATION, successor by merger to CONGRESS FINANCIAL CORPORATION (FLORIDA) ("Lender"), SMF SERVICES, INC., a Delaware corporation ("SMF") and STREICHER MOBILE FUELING, INC., a Florida corporation ("Streicher") [SMF and Streicher, sometimes hereinafter individually referred to as an "Obligor" and jointly referred to as the "Obligors"].

WITNESSETH:

WHEREAS, the Lender and Streicher have entered into that certain Loan and Security Agreement dated September 26, 2002, as amended, and certain other loan documents in connection therewith (collectively, the "Loan Documents") which provide to Lender a first priority security interest in certain assets of Streicher whether now owned or hereafter acquired, and provides for the extending by Lender to Streicher of a loan and/or loans up to the maximum limit of Ten Million and 00/100 Dollars ($10,000,000) (collectively the "Loan" or the "Loans"); and

WHEREAS, the Obligors, the Loan Holder and others have entered into that certain Asset Purchase Agreement dated January 25, 2005 (the "APA") which provides for SMF's purchase of certain assets from the Loan Holder, and provides for payment of a portion of the purchase price for such assets by SMF's delivery of a promissory note (the "Note"), with all obligations and agreements of SMF in accordance with the terms of the APA, the Note and any document executed or delivered in connection with the APA or contemplated thereby being guaranteed by Streicher (the loan evidenced by the Note, and the obligations and agreements of SMF in accordance with the terms of the APA and any related documents, all as guaranteed by Streicher pursuant to the APA, together with any present or future indebtedness or obligations of either Obligor to Loan Holder of every kind and description, direct or contingent, due or not due, original, renewed or extended and whether now in existence or hereafter arising in connection with the Note or the APA hereinafter collectively referred to as the "Subordinated Debt"); and

WHEREAS, the Obligors have requested that Lender consent to the Subordinated Debt and add SMF as a co-borrower under the Loans and Loan Documents, providing to Lender a first priority security interest (together with the security interest granted to Lender by Streicher, hereinafter collectively referred to as "Lender's Security Interest") in the property of SMF which is encumbered by the Loan Documents (together with the collateral provided to Lender by Streicher, hereinafter collectively referred to as the "Collateral"); and

WHEREAS, as a creditor of the Obligors, the Loan Holder will benefit as a result of the Lender continuing to make the Loans available to Streicher and making the Loans available to SMF; and

WHEREAS, the Loan Holder acknowledges that the Lender is willing to continue to make the Loans available to Streicher and to make the Loans available to SMF only on the condition that the Note and the Subordinated Debt be subordinate and inferior to the Loan, and to all other indebtedness of the Obligors, and each of them, to Lender, whether now in existence or hereafter created; and

WHEREAS, the Loan Holder has agreed to subordinate the Note and Subordinated Debt to the lien and effect of the Loan and Lender's Security Interest and all security instruments securing the Loan, and all other indebtedness of the Obligors, and each of them, to Lender of every kind and description, direct or contingent, due or not due, secured or unsecured, original, renewed or extended, whether now in existence or hereafter arising; and

WHEREAS, the Loan Holder acknowledges that Lender would not continue the Loans to Streicher or effectuate the Loans to SMF without the execution of this Agreement by the Loan Holder; and

NOW, THEREFORE, in consideration of, and as an inducement to Lender to continue to make the Loans to Streicher and make the Loans to SMF, the Loan Holder, Lender and Obligors do hereby agree as follows:

1.  The facts as set forth above are true and correct and are incorporated herein by reference (except that the Loan Holder has no knowledge, and accordingly makes no representation, as to the accuracy of the facts stated in the first (1st) and third (3rd) recitals set forth above).

2.  The Loan Holder and each Obligor (severally and not jointly) do hereby warrant and represent that the APA and the Note specify the only indebtedness and obligations which are due, owing or contemplated from either Obligor to the Loan Holder.

3.  The Loan Holder does hereby unconditionally subordinate the Note and the Subordinated Debt to the Loan and all other present and future debts and obligations of the Obligors, and each of them, to Lender, said indebtedness including all obligations of the Obligors, and each of them, to Lender of every kind and description, direct or contingent, due or not due, secured or unsecured, original, renewed or extended, whether now in existence or hereafter arising, and to the lien and effect of Lender's Security Interest in and to the Collateral and to all Loan Documents and all other debts and obligations of the Obligors, and each of them, to Lender.

4.  The Loan Holder and each Obligor (severally and not jointly) do hereby warrant, represent and agree that any payment (principal, interest or any other payment) to be made under the Note or APA during the term of the Loan must be made (without prepayment) in accordance with the terms and conditions of the Note and the APA, but shall not be permitted as long as an Event of Default (as defined in the Loan Documents) has occurred and is continuing. No other payment(s) may be made under the Subordinated Debt unless such payment(s) have been approved in advance by the Lender. If any payment is made to the Loan Holder in payment of the Note or the Subordinated Debt or otherwise, or if any security or proceeds thereof is received on account of the Note or the Subordinated Debt contrary to the terms of this Agreement, each Obligor agrees that the same shall be and constitute an Event of Default. The Loan Holder acknowledges that (i) upon the occurrence of an Event of Default, Lender shall be entitled to immediately exercise all remedies provided to Lender in connection with the Collateral and

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 under the Loan Documents, and (ii) following the occurrence of such Event of Default and so long as the same shall be continuing, (A) each and every amount paid by or on behalf of either Obligor to the Loan Holder or items received by the Loan Holder (from either Obligor or from an individual or an entity on behalf of either Obligor) from and after such occurrence shall be forthwith paid by the Loan Holder to Lender, in precisely the form received (except for the Loan Holder's endorsement, where necessary), to be credited and applied, in Lender's sole discretion, upon any indebtedness (principal and/or interest and/or otherwise as Lender may elect, in its sole discretion) then owing to Lender by Obligors, or either of them, and, whether matured or unmatured, and, until so delivered, the same shall be held in trust by the Loan Holder as the property of Lender; and (B) in the event of a failure of the Loan Holder to endorse any instrument for the payment of monies so received by the Loan Holder payable to the Loan Holder's order, Lender, or any officer or employee of Lender, is hereby irrevocably constituted and appointed attorney-in-fact (coupled with an interest) for Loan Holder, with full power to make any such endorsement and with full power of substitution. Notwithstanding anything herein to the contrary and in accordance with the terms and conditions of the Note or Subordinated Debt, if and to the extent that all or part of the Note or Subordinated Debt may, according to the terms of the Note or the APA, be paid in common stock or other equity securities of Streicher, such payment may be made without the prior consent of Lender.

5.  (a)Subject to the proviso contained at the end of this sentence, the Loan Holder agrees that it will not exercise any collection rights with respect to the Note or Subordinated Debt, will not take possession of, sell or dispose of, or otherwise deal with any Collateral, and will not exercise or enforce any right or remedy which may be available to it with respect to the Note or Subordinated Debt upon default of Obligors, or either of them, under the Loan or any other indebtedness of Obligors, or either of them, to Lender or under the Subordinated Debt until such time as the Loan, as the same may be modified from time to time, including all principal, interest and other charges associated therewith, has been paid in full and no other debts or obligations are due and owing from Obligors, or either of them, to Lender; provided, however, that notwithstanding the forgoing, but subject to the provisions of this Section 5 set forth below, in the event of an Insolvency Proceeding (hereinafter defined) of an Obligor, then, in such event and during the pendency of any Insolvency Proceeding and prior to its dismissal, the Loan Holder may take any and all action which it shall reasonably deem to be necessary to collect the Subordinated Debt and otherwise actively participate in an Insolvency Proceeding, including but limited to (i) initiation of adversary proceedings, (ii) voting as a creditor in connection with any plan of reorganization or other action submitted to the creditors of the Obligor(s) or (iii) service on any committee of creditors organized in an Insolvency Proceeding. The Loan Holder agrees to promptly notify Lender, in writing, by certified mail, return receipt-requested, of any default by Obligors, or either of them, under the Note or Subordinated Debt. “Insolvency Proceeding” shall mean, as to any person or entity, any of the following: (a) any case or proceeding with respect to such person or entity under the U.S. Bankruptcy Code or any other Federal or State bankruptcy, insolvency, reorganization or other law affecting creditors' rights generally or any other or similar proceedings seeking any stay, reorganization, arrangement, composition or readjustment of the obligations and indebtedness of such person or entity, or (b) any proceeding seeking the appointment of any trustee, receiver, liquidator, custodian or other insolvency official with similar powers with respect to such person or entity, or any or all of its assets or properties, or (c) any proceedings for liquidation, dissolution or other winding up of the business of such person or entity, or (d) any assignment for the benefit of creditors or any marshaling of assets of such person or entity.

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(b) The Loan Holder hereby authorizes and empowers Lender in any Insolvency Proceeding to file a proof of claim on behalf of the Loan Holder with respect to the Subordinated Debt (i) if the Loan Holder fails to file such proof of claim prior to thirty (30) days before the expiration of the time period during which such claims must be submitted, or (ii) if Lender, in good faith, determines that any statements or assertions in a proof of claim filed by the Loan Holder are not consistent with the terms and conditions hereof; provided, that, any failure of Lender to file such proof of claim shall not be deemed to be a waiver by Lender of any of the rights and benefits granted herein by the Loan Holder. The Loan Holder shall provide Lender with a copy of any proof of claim filed by the Loan Holder in any Insolvency Proceeding.

(c) The Loan Holder hereby irrevocably grants Lender authority and power in any Insolvency Proceeding, so long as this Agreement is in effect: (i) to accept and receive any payment or distribution which may be payable or deliverable at any time upon or in respect of the Subordinated Debt; and (ii) to take such other action as Lender may, in good faith, determine to be necessary or advisable to effectuate the foregoing. The Loan Holder shall provide to Lender all information and documents necessary to present claims or seek enforcement as described in the immediately preceding sentence. To the extent necessary for Lender to realize the benefits of the subordination of the Subordinated Debt provided for herein (including the right to receive any payments and distributions which might otherwise be payable or deliverable in respect of the Subordinated Debt in any Insolvency Proceeding or otherwise), the Loan Holder shall execute and deliver to Lender such instruments or documents (together with such assignments or endorsements as Lender shall deem necessary), as may be reasonably requested by Lender.

(d) The Loan Holder hereby agrees that, while it shall retain the right to vote its claims and, except as otherwise provided in this Agreement, otherwise act in any Insolvency Proceeding relative to Obligor(s) (including, without limitation, the right to vote to accept or reject any plan of partial or complete liquidation, reorganization, arrangement, composition, or extension), the Loan Holder shall not: (i) take any action or vote in any way so as to directly or indirectly challenge or contest (A) the validity or the enforceability of any of the Loan Documents or the liens and security interests granted to Lender with respect to the Loans, (B) the rights and duties of Lender established in the Loan Documents, or (C) the validity or enforceability of this Agreement; (ii) seek, or acquiesce in any request, to dismiss any Insolvency Proceeding or to convert an Insolvency Proceeding under Chapter 11 of the Bankruptcy Code to a case under Chapter 7 of the Bankruptcy Code; (iii) seek, or acquiesce in any request for, the appointment of a trustee or examiner with expanded powers for Obligor(s); (iv) propose, vote in favor of or otherwise approve a plan of reorganization, arrangement or liquidation, or file any motion or pleading in support of any plan of reorganization, arrangement or liquidation, unless it provides that for the payment in full of the Loans or unless Lender has approved of the treatment of its claims with respect to the Loans under such plan; (v) object to the treatment under a plan of reorganization or arrangement of the claims with respect to the Loans; (vi) seek relief from the automatic stay of Section 362 of the Bankruptcy Code or any other stay in any Insolvency Proceeding in respect of any portion of the collateral for the Loans; or (vii) directly or indirectly oppose any relief requested or supported by Lender, including any sale or other disposition of property free and clear of any liens of the Loan Holder under Section 363(f) of the Bankruptcy Code or any other similar provision of applicable law.

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(e) Lender shall not, in any event, be liable for: (i) any failure to prove the Subordinated Debt; (ii) any failure to exercise any rights with respect thereto; (iii) any failure to collect any sums payable thereon; or (iv) any impairment or nonpayment of the Subordinated Debt that results, directly or indirectly, from the exercise by Lender of any of their rights or remedies under this Agreement, the Loan Documents or under applicable law.

6.  Upon any distribution of the assets or readjustment of indebtedness of Obligors, or either of them, whether by reason of reorganization, liquidation, dissolution, bankruptcy, receivership, assignment for the benefit of creditors, or any other action or proceeding involving the readjustment of all or any part of the Subordinated Debt or the application of the assets of the Obligors, or either of them, to the payment or liquidation thereof, either in whole or in part, Lender shall be entitled to receive payment in full of any and all indebtedness under the Loan or otherwise then owing to Lender by Obligors, or either of them, prior to the payment of all or any of the Subordinated Debt.

7.  The Loan Holder agrees that it shall not transfer, assign, encumber, hypothecate or subordinate, at anytime while this Agreement remains in effect, any right, claim or interest of any kind in or to any of the Subordinated Debt, either principal or interest or otherwise, unless such transfer, encumbrance, hypothecation or subordination is made upon prior written notice to Lender, subject to this Subordination Agreement, and the transferee or recipient has expressly assumed the covenants and obligations contained herein; and provided further that there shall promptly be placed on the Note a legend reciting that the same is subject to this Agreement.

8.  The Loan Holder acknowledges that Lender may, at any time, in its discretion, renew or extend the time of payment of all or any portion of the Loan, or any other existing or future indebtedness or obligations of Obligors, or either of them, to Lender and/or waive or delay in enforcing any rights or release any collateral relative thereto at any time(s) and, in reference thereto, to modify or amend the Loan Documents and/or make and enter into such agreement(s), compromise(s) and other indulgence(s), as Lender may deem proper or desirable, without notice to or further assent of the Loan Holder, all without in any manner impairing or affecting this Agreement or any of Lender's rights hereunder.

9.  The Loan Holder hereby agrees that it will render to Lender, upon demand, from time to time, a statement of the account of the Loan Holder with Obligors. Each Obligor agrees to duly comply with and conform with each and every term of this Agreement, on its part required to be performed.

10.  All notices, demands and communications given or made hereunder or pursuant hereto shall be in writing and shall be hand delivered, delivered by recognized expedited carrier, or mailed by registered or certified mail with postage prepaid, addressed in each case as follows and shall be deemed to have been given or made when so mailed:

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To Loan Holder:  SHANK C&E INVESTMENTS, LLC
c/o Jerry C. Shanklin
9611 Windrush
Spring, Texas 77379

To Lender:                   WACHOVIA BANK, NATIONAL ASSOCIATION
110 East Broward Boulevard
Suite 2050
Fort Lauderdale, FL 33301
Attention: Portfolio Manager

To Obligors:                 STREICHER MOBILE FUELING, INC.
800 West Cypress Creek Road
Suite 580
Fort Lauderdale, FL 33309
Attn: Richard E. Gathright, President

or to such other address or to such other person as any party shall designate to the others for such purposes in the manner hereinabove set forth.

11. This Agreement may be signed in multiple counterparts, and each such counterpart shall have the same binding force and effect as if it were signed by all parties hereto.

12. This Agreement shall be governed by the laws of the State of Florida. The terms of this Agreement cannot be waived, changed or terminated, except by a written document signed by Lender. This Agreement shall be binding upon the undersigned and their successors and assigns and shall inure to the benefit of and shall be enforceable by Lender, and any participants, successors or assigns of Lender.

13. WAIVER OF JURY TRIAL. EACH OBLIGOR, LOAN HOLDER AND LENDER HEREBY MUTUALLY, KNOWINGLY, WILLINGLY, INTENTIONALLY AND VOLUNTARILY WAIVE THEIR RIGHT TO TRIAL BY JURY AND NO PARTY NOR ANY ASSIGNEE, SUCCESSOR, HEIR, OR LEGAL REPRESENTATIVE OF THE PARTIES (ALL OF WHOM ARE HEREINAFTER COLLECTIVELY REFERRED TO AS THE "PARTIES") SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM OR ANY OTHER LITIGATION PROCEEDING BASED UPON OR ARISING OUT OF THIS AGREEMENT OR THE LOAN DOCUMENTS OR ANY INSTRUMENT EVIDENCING, SECURING OR RELATING TO THIS AGREEMENT OR THE LOAN DOCUMENTS, THE INDEBTEDNESS OR OTHER OBLIGATIONS REFERRED TO HEREIN OR ANY RELATED AGREEMENT OR INSTRUMENT, ANY OTHER COLLATERAL FOR THE INDEBTEDNESS REFERRED TO HEREIN OR ANY COURSE OF ACTION, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS RELATING TO THE LOAN OR TO THIS AGREEMENT. THE PARTIES ALSO WAIVE ANY RIGHT TO CONSOLIDATE ANY ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED WITH ANY OTHER ACTION IN WHICH A JURY TRIAL HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY NEGOTIATED BY THE PARTIES. THE WAIVER CONTAINED HEREIN IS IRREVOCABLE, CONSTITUTES A KNOWING AND VOLUNTARY WAIVER, AND SHALL BE SUBJECT TO NO EXCEPTIONS. LENDER HAS IN NO WAY AGREED WITH OR REPRESENTED TO THE LOAN HOLDER OR ANY OTHER PARTY THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

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IN WITNESS WHEREOF, the undersigned have executed this Subordination Agreement as of the date first written above.

LOAN HOLDER:                                        SHANK C&E INVESTMENTS, L.L.C.

By: /s/ Jerry C. Shanklin
      Jerry C. Shanklin, Manager

STATE OF TEXAS
COUNTY OF HARRIS

The foregoing instrument was acknowledged before me this 18th day of February, 2005, by Jerry C. Shanklin, as Manager of and on behalf of SHANK C&E INVESTMENTS, L.L.C., who ☒ is personally known to me or ☐ produced his/her driver's license as identification.

/s/ Iwona J. Sears
NOTARY PUBLIC-State and County Aforesaid
Print/Type/Stamp Name: Iwona J. Sears
Commission Expiration Date: 3/16/06
Notary Seal:

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LENDER:	WACHOVIA BANK, NATIONAL ASSOCIATION

By: /s/Pat Cloninger
Name: Pat Cloninger
Title: V.P.

STATE OF FLORIDA
COUNTY OF BROWARD

The foregoing instrument was acknowledged before me this 22 day of February, 2005, by Pat Cloninger, as Vice President of and on behalf of WACHOVIA BANK, NATIONAL ASSOCIATION, who ☒ is personally known to me or ☐ produced his/her driver's license as identification.

/s/Gary Dixon
NOTARY PUBLIC-State and County Aforesaid
Print/Type/Stamp Name:
Commission Expiration Date:
Notary Seal:
OBLIGORS:                    STREICHER MOBILE FUELING, INC.

By: /s/ Richard E. Gathrught
Richard E. Gathright
President and Chief Executive Officer

STATE OF TEXAS
COUNTY OF HARRIS

The foregoing instrument was acknowledged before me this 18 day of FEB, 2005, by RICHARD E. GATHRIGHT, as President and Chief Executive Officer of and on behalf of STREICHER MOBILE FUELING, INC., a Florida corporation, who ☒ is personally known to me or ☐ produced his/her driver's license as identification.

/s/ Marc R. Bellemare
NOTARY PUBLIC-State and County Aforesaid
Print/Type/Stamp Name:
Commission Expiration Date:
Notary Seal:

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SMF SERVICES, INC.

By: /s/ Richard E. Gathright
Name: Richard E. Gathright__________________
Title: President & CEO_____________________

STATE OF TEXAS
COUNTY OF HARRIS

The foregoing instrument was acknowledged before me this 18 day of FEB, 2005, by Richard E. Gathright, as President of and on behalf of SMF SERVICES, INC., a Delaware corporation, who ☒ is personally known to me or ☐ produced his/her driver's license as identification.

/s/Marc R. Bellemare
NOTARY PUBLIC-State and County Aforesaid
Print/Type/Stamp Name:
Commission Expiration Date:
Notary Seal:

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JOINDER OF LOAN HOLDER MEMBERS

The undersigned owners of one hundred percent (100%) of the outstanding limited liability company interests of the Loan Holder hereby agree that, to the extent that any of the indebtedness and obligations under the Note or other Subordinated Debt is or becomes owed to them, or either of them, such indebtedness and obligations are and shall be subordinated to the Loan and other debts and obligations of the Obligors, and each of them, to Lender, all in the same manner and subject to the same terms as apply, pursuant to this Subordination Agreement, to the Note and other Subordinated Debt owing to the Loan Holder.

/s/ Jerry C. Shanklin
JERRY C. SHANKLIN

/s/ Claudette Shanklin
CLAUDETTE SHANKLIN

STATE OF TEXAS
COUNTY OF HARRIS

The foregoing instrument was acknowledged before me this 18th day of February, 2005, by JERRY C. SHANKLIN and CLAUDETTE SHANKLIN, who ☒ are personally known to me or ☐ produced their driver’s licenses as identification.

/s/ Iwona J. Sears
NOTARY PUBLIC-State and County Aforesaid
Print/Type/Stamp Name: Iwona J. Sears
Commission Expiration Date: 3/16/06
Notary Seal:

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